Exhibit 99.1

News Release

Inquiries: Jeanne Leonard, Liberty Property Trust, 610.648.1704

Liberty Property Trust Announces Second Quarter 2014 Results and Revised

Full-Year Financial Projections

Malvern, PA — July 22, 2014 - Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the second quarter of 2014 was $0.59 per share, compared to $0.66 per share for the second quarter of 2013. FFO per share for the six-month period ended June 30, 2014 was $1.17, compared to $1.31 per share for the same period in 2013.

Net income per common share (diluted) was $0.20 for the quarter ended June 30, 2014, compared to $0.33 for the quarter ended June 30, 2013. Net income per common share (diluted) for the six-month period ended June 30, 2014 was $0.69, compared to $0.93 for the same period in 2013.

Results for the first half of 2014 reflect the sale of 6.6 million square feet of suburban office and flex properties which closed in two installments during December 2013 and January 2014. Year-over-year results are reflective of strategic portfolio transformation activities that have increased Liberty’s industrial portfolio and decreased its office exposure.

Funds from Operations Guidance

Liberty now expects to report 2014 FFO per share in the range of $2.42 - $2.48. Previous guidance was $2.45-$2.55 per share. The revised guidance reflects reduced acquisition volumes for the year, minor delays in expected development starts, and slower than budgeted occupancy increases in the core portfolio.

Commenting on the quarter and revised projections, chairman and chief executive officer Bill Hankowsky said, “We continued to see good activity in the industrial markets, with solid demand and rent increases. The thin and pricey industrial transaction market is offering few acquisition opportunities that meet our investment criteria, therefore it has taken longer than expected to deploy the capital on our balance sheet in a manner that creates value. We believe that the delays in leasing and development starts that have contributed to our revised projections are somewhat situational and that they are not indicative of negative market trends.”

Portfolio Performance

Leasing: At June 30, 2014, Liberty’s in-service portfolio of 102.5 million square feet was 91.7% occupied, compared to 91.0% at the end of the first quarter of 2014. During the quarter, Liberty completed lease transactions totaling 7.2 million square feet of space.

- more -

Same Store Performance: Property level operating income for same store properties decreased by 2.3% on a cash basis and by 0.6% on a straight line basis for the second quarter of 2014 compared to the same quarter in 2013.

Real Estate Investments

Development: In the second quarter, Liberty brought into service one development property for a total investment of $12.4 million. The property contains 227,000 square feet of leasable space and was 100% occupied as of June 30, 2014. The current yield on this property is 8.8%.

Also during the quarter, Liberty began development on three properties for a projected investment of $69.2 million. The properties consist of an 800,000 square foot distribution building in Bethlehem, PA and a 130,000 square foot multi-tenant industrial building in Richmond, Virginia, both for inventory, and a fully-leased 76,000 square foot flex building in Philadelphia.

In addition, Liberty announced that agreements were executed to develop, in a joint venture with Comcast Corporation, a $933 million office and hotel property in Philadelphia. The project will include 1.334 million square feet of rentable office space and a 222-room Four Seasons Hotel.  Construction began earlier this month. The joint venture is 20% owned by Liberty and Liberty’s investment in the project is expected to be approximately $185 million.

Acquisitions: Liberty acquired six properties for $53.2 million during the second quarter. They consist of five industrial properties which contain 705,000 square feet in Durham, North Carolina and an 85,000 square foot distribution building in Garden Grove, California. The properties are 100% leased.

Real Estate Dispositions

Liberty sold three distribution buildings in southern New Jersey for $32.2 million into a joint venture in which Liberty holds a 25% interest. The properties total 603,000 square feet.

2

FFO Guidance Reconciliation

As stated above, Liberty expects to report 2014 funds from operations (“FFO”) per share in the range of $2.42 - $2.48. A reconciliation of projected FFO to projected GAAP net income for 2014 is below (all amounts projected):

	2014 Range (original)		2014 Range (revised)
	Low	High	Low	High
Net income per share	$1.30	$1.40	$1.42	$1.51
Depreciation and amortization of unconsolidated joint ventures	0.09	0.11	0.09	0.11
Depreciation and amortization	1.53	1.61	1.52	1.56
Gain on property dispositions	(0.44)	(0.54)	(0.58)	(0.68)
Noncontrolling interest share of addbacks	(0.03)	(0.02)	(0.03)	(0.02)

Funds from operations per share	$2.45	$2.55	$2.42	$2.48

About the Company

Liberty Property Trust (NYSE:LPT) is a leader in commercial real estate, serving customers in the United States and United Kingdom through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 103 million square foot portfolio includes more than 750 properties which provide office, distribution and light manufacturing facilities to 1,800 tenants.

Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information, is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss second quarter results, on Tuesday, July 22, 2014, at 1:00 p.m. Eastern Time. To access the conference call, please dial 855-277-7530. The passcode needed for access is 72369583. A replay of the call will be available until August 22, 2014, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed in the Investors section of Liberty’s web site at www.libertyproperty.com.

3

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. These forward-looking statements include statements relating to, among others things, the timing of leasing, development and acquisition activity, expectations for our operating results, business and financial condition, our joint venture with Comcast, the impact of our strategic transformation activities on our portfolio and business and our growth prospects, as well as statements that are generally accompanied by words such as “believes,” “anticipates,” “expects,” “estimates,” “should,” “seeks,” “intends,” “proposed,” “planned,” “outlook”  and “goal” or similar expressions. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.  As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results.  These risks, uncertainties and other factors include, without limitation, uncertainties affecting real estate business generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to the integration of the operations of entities that we have acquired or may acquire, risks relating to financing arrangements and sales of securities, possible environmental liabilities, risks relating to leverage and debt service (including availability of financing terms acceptable to the company and sensitivity of the company’s operations and financing arrangements to fluctuations in interest rates), dependence on the primary markets in which the company’s properties are located, the existence of complex regulations relating to status as a REIT and the adverse consequences of the failure to qualify as a REIT, risks relating to litigation, including without limitation litigation involving entities that we have a acquired or may acquire, and the potential adverse impact of market interest rates on the market price for the company’s securities, and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.  The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

# # #

4

Liberty Property Trust

Statement of Operations

June 30, 2014

(Unaudited and in thousands, except per share amounts)

	Quarter Ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Operating Revenue
Rental	$139,377	$106,955	$278,311	$207,788
Operating expense reimbursement	53,582	44,069	112,263	90,362
Total operating revenue	192,959	151,024	390,574	298,150

Operating Expenses
Rental property	31,928	26,684	70,489	51,913
Real estate taxes	25,716	18,906	50,217	36,863
General and administrative	14,973	16,455	33,334	36,248
Depreciation and amortization	57,872	37,527	114,606	74,748
Total operating expenses	130,489	99,572	268,646	199,772

Operating Income	62,470	51,452	121,928	98,378

Other Income/Expense
Interest and other	3,117	5,352	5,570	9,732
Interest	(38,470)	(28,133)	(77,677)	(55,872)
Total other income/expense	(35,353)	(22,781)	(72,107)	(46,140)

Income before property dispositions, income taxes, noncontrolling interest and equity in earnings of unconsolidated joint ventures	27,117	28,671	49,821	52,238
Gain on property dispositions	1,896	—	1,896	—
Income taxes	(693)	(660)	(1,224)	(1,151)
Equity in earnings of unconsolidated joint ventures	1,546	1,566	5,705	3,323

Income from continuing operations	29,866	29,577	56,198	54,410

Discontinued operations (including net gains on property dispositions of $140 and $7,625 for the quarters ended June 30, 2014 and 2013, respectively and $46,256 and $49,338 for the six month periods ended June 30, 2014 and 2013, respectively)	241	13,666	48,015	63,489
Net Income	30,107	43,243	104,213	117,899
Noncontrolling interest - operating partnerships	(821)	(3,134)	(2,674)	(6,551)
Noncontrolling interest - consolidated joint ventures	(37)	—	(390)	—
Net Income available to common shareholders	$29,249	$40,109	$101,149	$111,348

Net income	$30,107	$43,243	$104,213	$117,899
Other comprehensive income (loss) - foreign currency translation	6,464	40	7,811	(4,812)
Other comprehensive loss - change in net unrealized gain on derivative instruments	(1,145)	—	(1,656)	—
Comprehensive income	35,426	43,283	110,368	113,087
Less: comprehensive income attributable to noncontrolling interest	(983)	(3,135)	(3,209)	(6,406)
Comprehensive income attributable to common shareholders	$34,443	$40,148	$107,159	$106,681

Basic income per common share
Continuing operations	$0.20	$0.22	$0.37	$0.42
Discontinued operations	$—	$0.11	$0.32	$0.51
Total basic income per common share	$0.20	$0.33	$0.69	$0.93

Diluted income per common share
Continuing operations	$0.20	$0.22	$0.37	$0.42
Discontinued operations	$—	$0.11	$0.32	$0.51
Total diluted income per common share	$0.20	$0.33	$0.69	$0.93

Weighted average shares
Basic	147,012	120,081	146,749	119,416
Diluted	147,774	120,911	147,444	120,229

Amounts attributable to common shareholders
Income from continuing operations	$29,014	$26,848	$54,262	$49,751
Discontinued operations	235	13,261	46,887	61,597
Net income	$29,249	$40,109	$101,149	$111,348

Liberty Property Trust

Statement of Funds From Operations

June 30, 2014

(Unaudited and in thousands, except per share amounts)

	Quarter Ended				Six months ended
	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
		Per		Per		Per		Per
		Weighted		Weighted		Weighted		Weighted
		Average		Average		Average		Average
	Dollars	Share	Dollars	Share	Dollars	Share	Dollars	Share

Reconciliation of net income to FFO - basic:
Basic - income available to common shareholders	$29,249	$0.20	$40,109	$0.33	$101,149	$0.69	$111,348	$0.93

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,341		3,301		6,632		6,698
Depreciation and amortization	57,509		44,804		113,616		89,776
Gain on property dispositions	(2,085)		(7,658)		(47,611)		(49,364)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions	(1,380)		(1,199)		(1,707)		(1,399)
Funds from operations available to common shareholders - basic	$86,634	$0.59	$79,357	$0.66	$172,079	$1.17	$157,059	$1.32

Reconciliation of net income to FFO - diluted:
Diluted - income available to common shareholders	$29,249	$0.20	$40,109	$0.33	$101,149	$0.69	$111,348	$0.93

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,341		3,301		6,632		6,698
Depreciation and amortization	57,509		44,804		113,616		89,776
Gain on property dispositions	(2,085)		(7,658)		(47,611)		(49,364)
Noncontrolling interest excluding preferred unit distributions	703		1,226		2,438		3,432
Funds from operations available to common shareholders - diluted	$88,717	$0.59	$81,782	$0.66	$176,224	$1.17	$161,890	$1.31

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	147,012		120,081		146,749		119,416
Dilutive shares for long term compensation plans	762		830		695		813
Diluted shares for net income calculations	147,774		120,911		147,444		120,229
Weighted average common units	3,551		3,714		3,555		3,714
Diluted shares for Funds from operations calculations	151,325		124,625		150,999		123,943

The Company believes that the calculation of Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.

Liberty Property Trust

Balance Sheet

June 30, 2014

(Unaudited and in thousands, except share and unit amounts)

	June 30, 2014	December 31, 2013
Assets
Real estate:
Land and land improvements	$1,162,397	$1,139,455
Building and improvements	5,244,783	5,144,758
Less: accumulated depreciation	(1,135,864)	(1,057,680)

Operating real estate	5,271,316	5,226,533

Development in progress	329,685	209,187
Land held for development	241,196	233,055

Net real estate	5,842,197	5,668,775

Cash and cash equivalents	228,678	163,414
Restricted cash	18,980	51,456
Accounts receivable	15,272	13,900
Deferred rent receivable	107,473	99,956
Deferred financing and leasing costs, net of accumulated amortization (2014, $158,313; 2013, $140,958)	221,121	226,607
Investments in and advances to unconsolidated joint ventures	203,876	179,655
Assets held for sale	—	275,957
Prepaid expenses and other assets	94,142	95,840

Total assets	$6,731,739	$6,775,560

Liabilities
Mortgage loans	$537,338	$545,306
Unsecured notes	2,708,668	2,708,213
Credit facility	—	—
Accounts payable	56,073	70,406
Accrued interest	28,530	25,777
Dividend and distributions payable	71,864	71,323
Other liabilities	219,050	250,819

Total liabilities	3,621,523	3,671,844

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of June 30, 2014 and December 31, 2013	7,537	7,537

Equity
Shareholders’ equity:
Common shares of beneficial interest, $.001 par value, 283,987,000 shares authorized, 149,008,030 (includes 1,249,909 in treasury) and 147,846,801 (includes 1,249,909 in treasury) shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively	149	148
Additional paid-in capital	3,709,753	3,669,618
Accumulated other comprehensive income	15,752	9,742
Distributions in excess of net income	(630,706)	(591,713)
Common shares in treasury, at cost, 1,249,909 shares as of June 30, 2014 and December 31, 2013	(51,951)	(51,951)
Total shareholders’ equity	3,042,997	3,035,844

Noncontrolling interest - operating partnership 3,553,566 and 3,556,566 common units outstanding as of June 30, 2014 and December 31, 2013, respectively	55,763	56,713
Noncontrolling interest - consolidated joint ventures	3,919	3,622

Total equity	3,102,679	3,096,179

Total liabilities, noncontrolling interest - operating partnership & equity	$6,731,739	$6,775,560